Exhibit 10.3

Sirenza Microdevices	Contract Change Notice/Amendment No. 09
SN 1A551/1E220/1 F368

Contract Change Notice/Amendment No. 09

to

Northrop Grumman Space Technology/Sirenza Microdevices

Wafer Supply Agreement No. 1A551

THIS AMENDMENT (“Amendment”) is made and entered into and between Sirenza Microdevices (“Buyer”) and Northrop Grunman Space Technology (“NGST”).

WHEREAS, Buyer and NGST (formerly TRW Inc.) entered into a Sale Agreement No. 1A551 (“Agreement”) with an effective date of August 19, 1998;

WHEREAS, Buyer and NGST desire to amend the Agreement in order to provide for additional products and services associated with Calendar Year 2004;

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1)	Article 3, Effective Date and Term: Delete “31 December 2004” and replace with “31 December 2005.” This amendment will extend the period of performance of the agreement to 31 December 2005, with quantities and price requirements for calendar year 2005 to be revisited in December 2004.

2)	“Exhibit 1B, Price, Quantities, Delivery Schedule and Site Calendar Year 2003” as revised through Revision 7 is deleted, and replaced with “Exhibit 1B Price, Quantities, Delivery Schedule and Site Calendar Year 2004” as revised through Revision 8 (copy attached).

4)	“Exhibit 1D, Time and Material (T&M) Labor Rates, Calendar Year 2003” is deleted and no replacement issued for Calendar Year 2004.

The above changes constitute Contract Change Notice Amendment No. 09 to the Agreement. Except as expressly provided herein above all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and NGST. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Sirenza Microdevices, Inc.		Northrop Grumman Space Technology

By:	/s/ Guy G. Krevet	By:	/s/ Paul U. Klintworth

Name:	Guy G. Krevet	Name:	Paul U. Klintworth

Title:	V. P. Operations	Title:	Contracts Manager

Date:	1/22/04	Date:	03/19/04

Standard Foundry Services Agreement - Approved 11/97

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission”

Sirenza Microdevices	Contract Change Notice/Amendment No. 09
SN 1A551/1E220/1F368

Exhibit 1B - Revision 8

Price, Quantities, Delivery Schedule and Site

Calendar Year 2004

A.	Price/Quantities

1.     3” GaAs HBT Wafers:

QTY	Price*
One (1) 3” GaAs HBT Wafer	[***] per wafer

*      Price/Quantity/Order Requirements:

-	Prices for NGST & SMDI Designs are the same. NGST Design consists of Darlington Amplifiers- Part Numbers: DAMXX, DAPXX, PAD1 SMDI Design consists of Part Numbers: PAD2, SMDXX and circuits for the following products Sirenza Microdevices SXT-1,2,3, SXL-1,2,3 and SXA-1,2,3.

-	Minimum wafer order quantity per Buyer’s Purchase Order is one (1) wafer lot - quantity six (6) wafers will be processed with minimum delivery quantity of three (3) and a maximum delivery quantity of six (6) completely processed wafers. For order quantities in excess of one (1) wafer lot, as specified herein, the minimum order quantity per Buyer’s Purchase Order shall be ten (1 0) wafers or a multiple thereof.

-	This amendment extends the agreement through year 2005. In December 2004 prices and quantities will be revisited for calendar year 2005.

2.     Reserved.

3.     Accelerated Lot Option1

Deliverable	Standard Process Price
[***]	[***]

Note 1) Only one (1) order for an Accelerated lot can be accepted for processing at any time from all Sirenza Microdevices contracts.

Note 2) Accelerated lot pricing is only valid if wafers are shipped to Buyer not later than 45 days from receipt of order or lot start, whichever is later. NGST will deliver a minimum of [***] for a [***] lot start. For a lot that is designated as Accelerated after it has already started fabrication, the shipment date will be determined a follows; 1+(l-EV) x 45 days from the time the lot is designated Accelerated at NGST. EV equals the Earned Value or percent complete of the in-process lot.

Note 3) If the shipment date to Sirenza Microdevices is 46 days or later (or as defined above for a lot in process) from receipt of order or lot start, option price shall not be charged. The option is available when ordered in conjunction with a production lot or for a lot in process.

4.     Non-recurring costs associated with the upgrading of masksets shall be the responsibility of SMDI.

Standard Foundry Services Agreement - Approved 11/97

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission”

Sirenza Microdevices	Contract Change Notice/Amendment No. 09
SN lA551/1E220/1F368

Exhibit 1B- Revision 7 (Continued)

Price, Quantities, Delivery Schedule and Site

Calendar Year 2004

B.	Site

Sirenza Microdevices

303 South Technology Court

Broomfield, Colorado 80021

C.	Delivery Schedule

Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order

D.	Life Time Buy Option

NGST agrees to provide up to [***] wafers, less the total of wafers previously delivered to Buyer under this contract, and NGST Sales Numbers 65487 and 66002. As of 31 December 2003 NGST will have shipped approximately [***] Wafers to Buyer. NGST will notify Buyer when it plans to obsolete or upgrade its HBT MMIC fabrication process. NGST will provide this notification to Buyer at least six months prior to the time that NGST will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to NGST’s initiating performance of the option.